Exhibit 10.1


Master Securities
Loan Agreement

2000 Version

Dated as of: ______March 18, 2002_______________________________________________

Between:_________JP Morgan Chase Bank___________________________________________

And_____________Thermo Electron Corporation  ___________________________________

1.   Applicability.

     From time to time the parties hereto may enter into transactions in which one party ("Lender") will lend to the other party ("Borrower") certain Securities (as defined herein) against a transfer of Collateral (as defined herein). Each such transaction shall be referred to herein as a "Loan" and, unless otherwise agreed in writing, shall be governed by this Agreement, including any supplemental terms or conditions contained in an Annex or Schedule hereto and in any other annexes identified herein or therein as applicable hereunder. Capitalized terms not otherwise defined herein shall have the meanings provided in Section 25.

2.   Loans of Securities.

     2.1 Subject to the terms and conditions of this Agreement, Borrower or Lender may, from time to time, seek to initiate a transaction in which Lender will lend Securities to Borrower. Borrower and Lender shall agree on the terms of each Loan (which terms may be amended during the Loan), including the issuer of the Securities, the amount of Securities to be lent, the basis of compensation, the amount of Collateral to be transferred by Borrower, and any additional terms. Such agreement shall be confirmed (a) by a schedule and receipt listing the Loaned Securities provided by Borrower to Lender in accordance with Section 3.2, (b) through any system that compares Loans and in which Borrower and Lender are participants, or (c) in such other manner as may be agreed by Borrower and Lender in writing. Such confirmation (the "Confirmation"), together with the Agreement, shall constitute conclusive evidence of the terms agreed between Borrower and Lender with respect to the Loan to which the Confirmation relates, unless with respect to the Confirmation specific objection is made promptly after receipt thereof. In the event of any inconsistency between the terms of such Confirmation and this Agreement, this Agreement shall prevail unless each party has executed such Confirmation.

     2.2 Notwithstanding any other provision in this Agreement regarding when a Loan commences, unless otherwise agreed, a Loan hereunder shall not occur until the Loaned Securities and the Collateral therefor have been transferred in accordance with Section 15.

3.   Transfer of Loaned Securities.

     3.1 Unless otherwise agreed, Lender shall transfer Loaned Securities to Borrower hereunder on or before the Cutoff Time on the date agreed to by Borrower and Lender for the commencement of the Loan.

     3.2 Unless otherwise agreed, Borrower shall provide Lender, for each Loan in which Lender is a Customer, with a schedule and receipt listing the Loaned Securities. Such schedule and receipt may consist of (a) a schedule provided to Borrower by Lender and executed and returned by Borrower when the Loaned Securities are received, (b) in the case of Securities transferred through a Clearing Organization which provides transferors with a notice evidencing such transfer, such notice, or
          (c) a confirmation or other document provided to Lender by Borrower.

     3.3 Notwithstanding any other provision in this Agreement, the parties hereto agree that they intend the Loans hereunder to be loans of Securities. If, however, any Loan is deemed to be a loan of money by Borrower to Lender, then Borrower shall have, and Lender shall be deemed to have granted, a security interest in the Loaned Securities and the proceeds thereof.

4.   Collateral.

     4.1 Unless otherwise agreed, Borrower shall, prior to or concurrently with the transfer of the Loaned Securities to Borrower, but in no case later than the Close of Business on the day of such transfer, transfer to Lender Collateral with a Market Value at least equal to the Margin Percentage of the Market Value of the Loaned Securities.

     4.2 The Collateral transferred by Borrower to Lender, as adjusted pursuant to Section 9, shall be security for Borrower's obligations in respect of such Loan and for any other obligations of Borrower to Lender hereunder. Borrower hereby pledges with, assigns to, and grants Lender a continuing first priority security interest in, and a lien upon, the Collateral, which shall attach upon the transfer of the Loaned Securities by Lender to Borrower and which shall cease upon the transfer of the Loaned Securities by Borrower to Lender. In addition to the rights and remedies given to Lender hereunder, Lender shall have all the rights and remedies of a secured party under the UCC. It is understood that Lender may use or invest the Collateral, if such consists of cash, at its own risk, but that (unless Lender is a Broker-Dealer) Lender shall, during the term of any Loan hereunder, segregate Collateral from all securities or other assets in its possession. Lender may Retransfer Collateral only (a) if Lender is a Broker-Dealer or (b) in the event of a Default by Borrower. Segregation of Collateral may be accomplished by appropriate identification on the books and records of Lender if it is a "securities intermediary" within the meaning of the UCC.

     4.3 Except as otherwise provided herein, upon transfer to Lender of the Loaned Securities on the day a Loan is terminated pursuant to Section 6, Lender shall be obligated to transfer the Collateral (as adjusted pursuant to Section 9) to Borrower no later than the Cutoff Time on such day or, if such day is not a day on which a transfer of such Collateral may be effected under Section 15, the next day on which such a transfer may be effected.

     4.4 If Borrower transfers Collateral to Lender, as provided in Section 4.1, and Lender does not transfer the Loaned Securities to Borrower, Borrower shall have the absolute right to the return of the Collateral; and if Lender transfers Loaned Securities to Borrower and Borrower does not transfer Collateral to Lender as provided in Section
          4. 1, Lender shall have the absolute right to the return of the Loaned Securities.

     4.5 Borrower may, upon reasonable notice to Lender (taking into account all relevant factors, including industry practice, the type of Collateral to be substituted, and the applicable method of transfer), substitute Collateral for Collateral securing any Loan or Loans; provided, however, that such substituted Collateral shall (a) consist only of cash, securities or other property that Borrower and Lender agreed would be acceptable Collateral prior to the Loan or Loans and
          (b) have a Market Value such that the aggregate Market Value of such substituted Collateral, together with all other Collateral for Loans in which the party substituting such Collateral is acting as Borrower, shall equal or exceed the agreed upon Margin Percentage of the Market Value of the Loaned Securities.

     4.6 Prior to the expiration of any letter of credit supporting Borrower's obligations hereunder, Borrower shall, no later than the Extension Deadline, (a) obtain an extension of the expiration of such letter of credit, (b) replace such letter of credit by providing Lender with a substitute letter of credit in an amount at least equal to the amount of the letter of credit for which it is substituted, or (c) transfer such other Collateral to Lender as may be acceptable to Lender.

5.   Fees for Loan.

     5.1 Unless otherwise agreed, (a) Borrower agrees to pay Lender a loan fee (a "Loan Fee"), computed daily on each Loan to the extent such Loan is secured by Collateral other than cash, based on the aggregate Market Value of the Loaned Securities on the day for which such Loan Fee is being computed, and (b) Lender agrees to pay Borrower a fee or rebate (a "Cash Collateral Fee") on Collateral consisting of cash, computed daily based on the amount of cash held by Lender as Collateral, in the case of each of the Loan Fee and the Cash Collateral Fee at such rates as Borrower and Lender may agree. Except as Borrower and Lender may otherwise agree (in the event that cash Collateral is transferred by clearing house funds or otherwise), Loan Fees shall accrue from and including the date on which the Loaned Securities are transferred to Borrower to, but excluding, the date on which such Loaned Securities are returned to Lender, and Cash Collateral Fees shall accrue from and including the date on which the cash Collateral is transferred to Lender to, but excluding, the date on which such cash Collateral is returned to Borrower.

     5.2 Unless otherwise agreed, any Loan Fee or Cash Collateral Fee payable hereunder shall be payable:

          (a) in the case of any Loan of Securities other than Government Securities, upon the earlier of (i) the fifteenth day of the month following the calendar month in which such fee was incurred and (ii) the termination of all Loans hereunder (or, if a transfer of cash in accordance with Section 15 may not be effected on such fifteenth day or the day of such termination, as the case may be, the next day on which such a transfer may be effected); and

          (b) in the case of any Loan of Government Securities, upon the termination of such Loan and at such other times, if any, as may be customary in accordance with market practice. Notwithstanding the foregoing, all Loan Fees shall be payable by Borrower immediately in the event of a Default hereunder by Borrower and all Cash Collateral Fees shall be payable immediately by Lender in the event of a Default by Lender.

6.   Termination of the Loan.

     6.1 (a) Unless otherwise agreed, either party may terminate a Loan on a termination date established by notice given to the other party prior to the Close of Business on a Business Day. The termination date established by a termination notice shall be a date no earlier than the standard settlement date that would apply to a purchase or sale of the Loaned Securities (in the case of a notice given by Lender) or the non cash Collateral securing the Loan (in the case of a notice given by Borrower) entered into at the time of such notice, which date shall, unless Borrower and Lender agree to the contrary, be (i) in the case of Government Securities, the next Business Day following such notice and (ii) in the case of all other Securities, the third Business Day following such notice.

          (b) Notwithstanding paragraph (a) and unless otherwise agreed, Borrower may terminate a Loan on any Business Day by giving notice to Lender and transferring the Loaned Securities to Lender before the Cutoff Time on such Business Day if (i) the Collateral for such Loan consists of cash or Government Securities or (ii) Lender is not permitted, pursuant to Section 4.2, to Retransfer Collateral.

6.2 Unless otherwise agreed, Borrower shall, on or before the Cutoff Time on the termination date of a Loan, transfer the Loaned Securities to Lender; provided, however, that upon such transfer by Borrower, Lender shall transfer the Collateral (as adjusted pursuant to Section 9) to Borrower in accordance with Section 4.3.

7.   Rights in Respect of Loaned Securities and Collateral.

     7.1 Except as set forth in Sections 8.1 and 8.2 and as otherwise agreed by Borrower and Lender, until Loaned Securities are required to be redelivered to Lender upon termination of a Loan hereunder, Borrower shall have all of the incidents of ownership of the Loaned Securities, including the right to transfer the Loaned Securities to others. Lender hereby waives the right to vote, or to provide any consent or to take any similar action with respect to, the Loaned Securities in the event that the record date or deadline for such vote, consent or other action falls during the term of the Loan.

     7.2 Except as set forth in Sections 8.3 and 8.4 and as otherwise agreed by Borrower and Lender, if Lender may, pursuant to Section 4.2, Retransfer Collateral, Borrower hereby waives the right to vote, or to provide any consent or take any similar action with respect to, any such Collateral in the event that the record date or deadline for such vote, consent or other action falls during the term of a Loan and such Collateral is not required to be returned to Borrower pursuant to
          Section 4.5 or Section 9.

8.   Distributions.

     8.1 Lender shall be entitled to receive all Distributions made on or in respect of the Loaned Securities which are not otherwise received by Lender, to the full extent it would be so entitled if the Loaned Securities had not been lent to Borrower.

     8.2 Any cash Distributions made on or in respect of the Loaned Securities, which Lender is entitled to receive pursuant to Section 8.1, shall be paid by the transfer of cash to Lender by Borrower, on the date any such Distribution is paid, in an amount equal to such cash Distribution, so long as Lender is not in Default at the time of such payment. Non-cash Distributions that Lender is entitled to receive pursuant to Section 8.1 shall be added to the Loaned Securities on the date of distribution and shall be considered such for all purposes, except that if the Loan has terminated, Borrower shall forthwith transfer the same to Lender.

     8.3 Borrower shall be entitled to receive all Distributions made on or in respect of non-cash Collateral which are not otherwise received by Borrower, to the full extent it would be so entitled if the Collateral had not been transferred to Lender.

     8.4 Any cash Distributions made on or in respect of such Collateral, which Borrower is entitled to receive pursuant to Section 8.3, shall be paid by the transfer of cash to Borrower by Lender, on the date any such Distribution is paid, in an amount equal to such cash Distribution, so long as Borrower is not in Default at the time of such payment. Non-cash Distributions that Borrower is entitled to receive pursuant to Section 8.3 shall be added to the Collateral on the date of distribution and shall be considered such for all purposes, except that if each Loan secured by such Collateral has terminated, Lender shall forthwith transfer the same to Borrower.

     8.5  Unless otherwise agreed by the parties:

          (a) If (i) Borrower is required to make a payment (a "Borrower Payment") with respect to cash Distributions on Loaned Securities under Sections 8. 1 and 8.2 ("Securities Distributions"), or (ii) Lender is required to make a payment (a "Lender Payment") with respect to cash Distributions on Collateral under Sections 8.3 and 8.4 ("Collateral Distributions"), and (iii) Borrower or Lender, as the case may be ("Payor"), shall be required by law to collect any withholding or other tax, duty, fee, levy or charge required to be deducted or withheld from such Borrower Payment or Lender Payment ("Tax"), then Payor shall (subject to subsections
               (b) and (c) below), pay such additional amounts as may be necessary in order that the net amount of the Borrower Payment or Lender Payment received by the Lender or Borrower, as the case may be ("Payee"), after payment of such Tax equals the net amount of the Securities Distribution or Collateral Distribution that would have been received if such Securities Distribution or Collateral Distribution had been paid directly to the Payee.

          (b) No additional amounts shall be payable to a Payee under subsection (a) above to the extent that Tax would have been imposed on a Securities Distribution or Collateral Distribution paid directly to the Payee.

          (c) No additional amounts shall be payable to a Payee under subsection (a) above to the extent that such Payee is entitled to an exemption from, or reduction in the rate of, Tax on a Borrower Payment or Lender Payment subject to the provision of a certificate or other documentation, but has failed timely to provide such certificate or other documentation.

          (d) Each party hereto shall be deemed to represent that, as of the commencement of any Loan hereunder, no Tax would be imposed on any cash Distribution paid to it with respect to (i) Loaned Securities subject to a Loan in which it is acting as Lender or
               (ii) Collateral for any Loan in which it is acting as Borrower, unless such party has given notice to the contrary to the other party hereto (which notice shall specify the rate at which such Tax would be imposed). Each party agrees to notify the other of any change that occurs during the term of a Loan in the rate of any Tax that would be imposed on any such cash Distributions payable to it.

     8.6  To the extent that, under the provisions of Sections 8.1 through 8.5,
          (a) a transfer of cash or other property by Borrower would give rise to a Margin Excess or (b) a transfer of cash or other property by Under would give rise to a Margin Deficit, Borrower or Lender (as the case may be) shall not be obligated to make such transfer of cash or other property in accordance with such Sections, but shall in lieu of such transfer immediately credit the amounts that would have been transferable under such Sections to the account of Lender or Borrower (as the case may be).

9.   Mark to Market.

     9.1 If Lender is a Customer, Borrower shall daily mark to market any Loan hereunder and in the event that at the Close of Trading on any Business Day the Market Value of the Collateral for any Loan to Borrower shall be less than 100% of the Market Value of all the outstanding Loaned Securities subject to such Loan, Borrower shall transfer additional Collateral no later than the Close of Business on the next Business Day so that the Market Value of such additional Collateral, when added to the Market Value of the other Collateral for such Loan, shall equal 100% of the Market Value of the Loaned Securities.

     9.2 In addition to any rights of Lender under Section 9. 1, if at any time the aggregate Market Value of all Collateral for Loans by Lender shall be less than the Margin Percentage of the Market Value of all the outstanding Loaned Securities subject to such Loans (a "Margin Deficit"), Lender may, by notice to Borrower, demand that Borrower transfer to Lender additional Collateral so that the Market Value of such additional Collateral, when added to the Market Value of all other Collateral for such Loans, shall equal or exceed the Margin Percentage of the Market Value of the Loaned Securities.

     9.3 Subject to Borrower's obligations under Section 9. 1, if at any time the Market Value of all Collateral for Loans to Borrower shall be greater than the Margin Percentage of the Market Value of all the outstanding Loaned Securities subject to such Loans (a "Margin Excess"), Borrower may, by notice to Lender, demand that Lender transfer to Borrower such amount of the Collateral selected by Borrower so that the Market Value of the Collateral for such Loans, after deduction of such amounts, shall thereupon not exceed the Margin Percentage of the Market Value of the Loaned Securities.

     9.4 Borrower and Lender may agree, with respect to one or more Loans hereunder, to mark the values to market pursuant to Sections 9.2 and
          9.3 by separately valuing the Loaned Securities lent and the Collateral given in respect thereof on a Loan-by-Loan basis.

     9.5 Borrower and Lender may agree, with respect to any or all Loans hereunder, that the respective rights of Lender and Borrower under Sections 9.2 and 9.3 may be exercised only where a Margin Excess or Margin Deficit exceeds a specified dollar amount or a specified percentage of the Market Value of the Loaned Securities under such Loans (which amount or percentage shall be agreed to by Borrower and Lender prior to entering into any such Loans).

     9.6 If any notice is given by Borrower or Lender under Sections 9.2 or 9.3 at or before the Margin Notice Deadline on any day on which a transfer of Collateral may be effected in accordance with Section 15, the party receiving such notice shall transfer Collateral as provided in such Section no later than the Close of Business on such day. If any such notice is given after the Margin Notice Deadline, the party receiving such notice shall transfer such Collateral no later than the Close of Business on the next Business Day following the day of such notice.

10.  Representations.

     The parties to this Agreement hereby make the following representations and warranties, which shall continue during the term of any Loan hereunder:

     10.1 Each party hereto represents and warrants that (a) it has the power to execute and deliver this Agreement, to enter into the Loans contemplated hereby and to perform its obligations hereunder, (b) it has taken all necessary action to authorize such execution, delivery and performance, and (c) this Agreement constitutes a legal, valid and binding obligation enforceable against it in accordance with its terms.

     10.2 Each party hereto represents and warrants that it has not relied on the other for any tax or accounting advice concerning this Agreement and that it has made its own determination as to the tax and accounting treatment of any Loan and any dividends, remuneration or other funds received hereunder.

     10.3 Each party hereto represents and warrants that it is acting for its own account unless it expressly specifies otherwise in writing and complies with Section 11.1(b).

     10.4 Borrower represents and warrants that it has, or will have at the time of transfer of any Collateral, the right to grant a first priority security interest therein subject to the terms and conditions hereof.

     10.5 (a) Borrower represents and warrants that it (or the person to whom it relends the Loaned Securities) is borrowing or will borrow Loaned Securities that are Equity Securities for the purpose of making delivery of such Loaned Securities in the case of short sales, failure to receive securities required to be delivered, or as otherwise permitted pursuant to Regulation T as in effect from time to time.

          (b) Borrower and Lender may agree, as provided in Section 24.2, that Borrower shall not be deemed to have made the representation or warranty in subsection (a) with respect to any Loan. By entering into any such agreement, Lender shall be deemed to have represented and warranted to Borrower (which representation and warranty shall be deemed to be repeated on each day during the term of the Loan) that Lender is either (i) an "exempted borrower" within the meaning of Regulation T or (ii) a member of a national securities exchange or a broker or dealer registered with the U.S. Securities and Exchange Commission that is entering into such Loan to finance its activities as a market maker or an underwriter.

     10.5 Lender represents and warrants that it has, or will have at the time of transfer of any Loaned Securities, the right to transfer the Loaned Securities subject to the terms and conditions hereof.

11.  Covenants.

     11.1 Each party agrees either (a) to be liable as principal with respect to its obligations hereunder or (b) to execute and comply fully with the provisions of Annex I (the terms and conditions of which Annex are incorporated herein and made a part hereof).

     11.2 Promptly upon (and in any event within seven (7) Business Days after) demand by Lender, Borrower shall furnish Lender with Borrower's most recent publicly-available financial statements and any other financial statements mutually agreed upon by Borrower and Lender. Unless otherwise agreed, if Borrower is subject to the requirements of Rule 17a-5(c) under the Exchange Act, it may satisfy the requirements of this Section by furnishing Lender with its most recent statement required to be furnished to customers pursuant to such Rule.

12.  Events of Default.

     All Loans hereunder may, at the option of the non-defaulting party (which option shall be deemed to have been exercised immediately upon the occurrence of an Act of Insolvency), be terminated immediately upon the occurrence of any one or more of the following events (individually, a "Default"):

     12.1 if any Loaned Securities shall not be transferred to Lender upon termination of the Loan as required by Section 6;

     12.2 if  any   Collateral   shall  not  be  transferred  to  Borrower  upon
          termination of the Loan as required by Sections 4.3 and 6;

     12.3 if either  party  shall fail to  transfer  Collateral  as  required by
          Section 9;

     12.4 if either party (a) shall fail to transfer to the other party amounts in respect of Distributions required to be transferred by Section 8,
          (b) shall have been notified of such failure by the other party prior to the Close of Business on any day, and (c) shall not have cured such failure by the Cutoff Time on the next day after such Close of Business on which a transfer of cash may be effected in accordance with Section 15;

     12.5 if an Act of Insolvency occurs with respect to either party;

     12.6 if any representation made by either party in respect of this Agreement or any Loan or Loans hereunder shall be incorrect or untrue in any material respect during the term of any Loan hereunder;

     12.7 if either party notifies the other of its inability to or its intention not to perform its obligations hereunder or otherwise disaffirms, rejects or repudiates any of its obligations hereunder; or

     12.8 if either party (a) shall fail to perform any material obligation under this Agreement not specifically set forth in clauses 12.1 through 12.7, above, including but not limited to the payment of fees as required by Section 5, and the payment of transfer taxes as required by Section 14, (b) shall have been notified of such failure by the other party prior to the Close of Business on any day, and (c) shall not have cured such failure by the Cutoff Time on the next day after such Close of Business on which a transfer of cash may be effected in accordance with Section 15.

     The non-defaulting party shall (except upon the occurrence of an Act of Insolvency) give notice as promptly as practicable to the defaulting party of the exercise of its option to terminate all Loans hereunder pursuant to this Section 12.

13.  Remedies.

     13.1 Upon the occurrence of a Default under Section 12 entitling Lender to terminate all Loans hereunder, Lender shall have the right, in addition to any other remedies provided herein, (a) to purchase a like amount of Loaned Securities ("Replacement Securities") in the principal market for such Loaned Securities in a commercially reasonable manner, (b) to sell any Collateral in the principal market for such Collateral in a commercially reasonable manner and (c) to apply and set off the Collateral and any proceeds thereof (including any amounts drawn under a letter of credit supporting any Loan) against the payment of the purchase price for such Replacement Securities and any amounts due to Lender under Sections 5, 8, 14 and
          16. In the event that Lender shall exercise such rights, Borrower's obligation to return a like amount of the Loaned Securities shall terminate. Lender may similarly apply the Collateral and any proceeds thereof to any other obligation of Borrower under this Agreement, including Borrower's obligations with respect to Distributions paid to Borrower (and not forwarded to Lender) in respect of Loaned Securities. In the event that (i) the purchase price of Replacement Securities (plus all other amounts, if any, due to Lender hereunder) exceeds (ii) the amount of the Collateral, Borrower shall be liable to Lender for the amount of such excess together with interest thereon at a rate equal to (A) in the case of purchases of Foreign Securities, LIBOR, (B) in the case of purchases of any other Securities (or other amounts, if any, due to Lender hereunder), the Federal Funds Rate or
          (C) such other rate as may be specified in Schedule B, in each case as such rate fluctuates from day to day, from the date of such purchase until the date of payment of such excess. As security for Borrower's obligation to pay such excess, Lender shall have, and Borrower hereby grants, a security interest in any property of Borrower then held by or for Lender and a right of setoff with respect to such property and any other amount payable by Lender to Borrower. The purchase price of Replacement Securities purchased under this Section 13.1 shall include, and the proceeds of any sale of Collateral shall be determined after deduction of, broker's fees and commissions and all other reasonable costs, fees and expenses related to such purchase or sale (as the case may be). In the event Lender exercises its rights under this Section 13.1, Lender may elect in its sole discretion, in lieu of purchasing all or a portion of the Replacement Securities or selling all or a portion of the Collateral, to be deemed to have made, respectively, such purchase of Replacement Securities or sale of Collateral for an amount equal to the price therefor on the date of such exercise obtained from a generally recognized source or the last bid quotation from such a source at the most recent Close of Trading. Subject to Section 18, upon the satisfaction of all obligations hereunder, any remaining Collateral shall be returned to Borrower.

     13.2 Upon the occurrence of a Default under Section 12 entitling Borrower to terminate all Loans hereunder, Borrower shall have the right, in addition to any other remedies provided herein, (a) to purchase a like amount of Collateral ("Replacement Collateral") in the principal market for such Collateral in a commercially reasonable manner, (b) to sell a like amount of the Loaned Securities in the principal market for such Loaned Securities in a commercially reasonable manner and (c) to apply and set off the Loaned Securities and any proceeds thereof against (i) the payment of the purchase price for such Replacement Collateral, (ii) Lender's obligation to return any cash or other Collateral, and (iii) any amounts due to Borrower under Sections 5, 8 and 16. In such event, Borrower may treat the Loaned Securities as its own and Lender's obligation to return a like amount of the Collateral shall terminate; provided, however, that Lender shall immediately return any letters of credit supporting any Loan upon the exercise or deemed exercise by Borrower of its termination rights under Section
          12. Borrower may similarly apply the Loaned Securities and any proceeds thereof to any other obligation of Lender under this Agreement, including Lender's obligations with respect to Distributions paid to Lender (and not forwarded to Borrower) in respect of Collateral. In the event that (i) the sales price received from such Loaned Securities is less than (ii) the purchase price of Replacement Collateral (plus the amount of any cash or other Collateral not replaced by Borrower and all other amounts, if any, due to Borrower hereunder), Lender shall be liable to Borrower for the amount of any such deficiency, together with interest on such amounts at a rate equal to (A) in the case of Collateral consisting of Foreign Securities, LIBOR, (B) in the case of Collateral consisting of any other Securities (or other amounts due, if any, to Borrower hereunder), the Federal Funds Rate or (C) such other rate as may be specified in Schedule B, in each case as such rate fluctuates from day to day, from the date of such sale until the date of payment of such deficiency. As security for Lender's obligation to pay such deficiency, Borrower shall have, and Lender hereby grants, a security interest in any property of Lender then held by or for Borrower and a right of setoff with respect to such property and any other amount payable by Borrower to Lender. The purchase price of any Replacement Collateral purchased under this Section 13.2 shall include, and the proceeds of any sale of Loaned Securities shall be determined after deduction of, broker's fees and commissions and all other reasonable costs, fees and expenses related to such purchase or sale (as the case may be). In the event Borrower exercises its rights under this Section 13.2, Borrower may elect in its sole discretion, in lieu of purchasing all or a portion of the Replacement Collateral or selling all or a portion of the Loaned Securities, to be deemed to have made, respectively, such purchase of Replacement Collateral or sale of Loaned Securities for an amount equal to the price therefor on the date of such exercise obtained from a generally recognized source or the last bid quotation from such a source at the most recent Close of Trading. Subject to Section 18, upon the satisfaction of all Lender's obligations hereunder, any remaining Loaned Securities (or remaining cash proceeds thereof) shall be returned to Lender.

     13.3 Unless otherwise agreed, the parties acknowledge and agree that (a) the Loaned Securities and any Collateral consisting of Securities are of a type traded in a recognized market, (b) in the absence of a generally recognized source for prices or bid or offer quotations for any security, the non-defaulting party may establish the source therefor in its sole discretion, and (c) all prices and bid and offer quotations shall be increased to include accrued interest to the extent not already included therein (except to the extent contrary to market practice with respect to the relevant Securities).

     13.4 In addition to its rights hereunder, the non-defaulting party shall have any rights otherwise available to it under any other agreement or applicable law.

14.  Transfer Taxes.

     All transfer taxes with respect to the transfer of the Loaned Securities by Lender to Borrower and by Borrower to Lender upon termination of the Loan and with respect to the transfer of Collateral by Borrower to Lender and by Lender to Borrower upon termination of the Loan or pursuant to Section 4.5 or Section 9 shall be paid by Borrower.

15.  Transfers.

     15.1 All transfers by either Borrower or Lender of Loaned Securities or Collateral consisting of "financial assets" (within the meaning of the UCC) hereunder shall be by (a) in the case of certificated securities, physical delivery of certificates representing such securities together with duly executed stock and bond transfer powers, as the case may be, with signatures guaranteed by a bank or a member firm of the New York Stock Exchange, Inc., (b) registration of an uncertificated security in the transferee's name by the issuer of such uncertificated security, (c) the crediting by a Clearing Organization of such financial assets to the transferee's "securities account" (within the meaning of the UCC) maintained with such Clearing Organization, or (d) such other means as Borrower and Lender may agree.

     15.2 All transfers of cash hereunder shall be by (a) wire transfer in immediately available, freely transferable funds or (b) such other means as Borrower and Lender may agree.

     15.3 All transfers of letters of credit from Borrower to Lender shall be made by physical delivery to Lender of an irrevocable letter of credit issued by a "bank" as defined in Section 3(a)(6)(A)-(C) of the Exchange Act. Transfers of letters of credit from Lender to Borrower shall be made by causing such letters of credit to be returned or by causing the amount of such letters of credit to be reduced to the amount required after such transfer.

     15.4 A transfer of Securities, cash or letters of credit may be effected under this Section 15 on any day except (a) a day on which the transferee is closed for business at its address set forth in Schedule A hereto or (b) a day on which a Clearing Organization or wire transfer system is closed, if the facilities of such Clearing Organization or wire transfer system are required to effect such transfer.

     15.5 For the avoidance of doubt, the parties agree and acknowledge that the term "securities," as used herein (except in this Section 15), shall include any "security entitlements" with respect to such securities (within the meaning of the UCC). In every transfer of "financial assets" (within the meaning of the UCC) hereunder, the transferor shall take all steps necessary (a) to effect a delivery to the transferee under Section 8-301 of the UCC, or to cause the creation of a security entitlement in favor of the transferee under Section 8-501 of the UCC, (b) to enable the transferee to obtain "control" (within the meaning of Section 8-106 of the UCC), and (c) to provide the transferee with comparable rights under any applicable foreign law or regulation.

16.  Contractual Currency.

     16.1 Borrower and Lender agree that (a) any payment in respect of a Distribution under Section 8 shall be made in the currency in which the underlying Distribution of cash was made, (b) any return of cash shall be made in the currency in which the underlying transfer of cash was made, and (c) any other payment of cash in connection with a Loan under this Agreement shall be in the currency agreed upon by Borrower and Lender in connection with such Loan (the currency established under clause (a), (b) or (c) hereinafter referred to as the "Contractual Currency"). Notwithstanding the foregoing, the payee of any such payment may, at its option, accept tender thereof in any other currency, provided, however, that, to the extent permitted by applicable law, the obligation of the payor to make such payment will be discharged only to the extent of the amount of Contractual Currency that such payee may, consistent with normal banking procedures, purchase with such other currency (after deduction of any premium and costs of exchange) on the banking day next succeeding its receipt of such currency.

     16.2 If for any reason the amount in the Contractual Currency received under Section 16.1, including amounts received after conversion of any recovery under any judgment or order expressed in a currency other than the Contractual Currency, falls short of the amount in the Contractual Currency due in respect of this Agreement, the party required to make the payment will (unless a Default has occurred and such party is the non-defaulting party) as a separate and independent obligation and to the extent permitted by applicable law, immediately pay such additional amount in the Contractual Currency as may be necessary to compensate for the shortfall.

     16.3 If for any reason the amount in the Contractual Currency received under Section 16.1 exceeds the amount in the Contractual Currency due in respect of this Agreement, then the party receiving the payment will (unless a Default has occurred and such party is the non-defaulting party) refund promptly the amount of such excess.

17.  ERISA.

     Lender shall, if any of the Securities transferred to the Borrower hereunder for any Loan have been or shall be obtained, directly or indirectly, from or using the assets of any Plan, so notify Borrower in writing upon the execution of this Agreement or upon initiation of such Loan under Section 2. 1. If Lender so notifies Borrower, then Borrower and

     Lender shall conduct the Loan in accordance with the terms and conditions of Department of Labor Prohibited Transaction Exemption 81-6 (46 Fed. Reg. 7527, Jan. 23, 1981; as amended, 52 Fed. Reg. 18754, May 19, 1987), or any successor thereto (unless Borrower and Lender have agreed prior to entering into a Loan that such Loan will be conducted in reliance on another exemption, or without relying on any exemption, from the prohibited transaction provisions of Section 406 of the Employee Retirement Income Security Act of 1974, as amended, and Section 4975 of the Internal Revenue Code of 1986, as amended). Without limiting the foregoing and notwithstanding any other provision of this Agreement, if the Loan will be conducted in accordance with Prohibited Transaction Exemption 81-6, then:

     17.1 Borrower represents and warrants to Lender that it is either (a) a bank subject to federal or state supervision, (b) a broker-dealer registered under the Exchange Act or (c) exempt from registration under Section 15(a)(1) of the Exchange Act as a dealer in Government Securities.

     17.2 Borrower represents and warrants that, during the term of any Loan hereunder, neither Borrower nor any affiliate of Borrower has any discretionary authority or control with respect to the investment of the assets of the Plan involved in the Loan or renders investment advice (within the meaning of 29 C.F.R. Section 2510.3-21(c)) with respect to the assets of the Plan involved in the Loan. Lender agrees that, prior to or at the commencement of any Loan hereunder, it will communicate to Borrower information regarding the Plan sufficient to identify to Borrower any person or persons that have discretionary authority or control with respect to the investment of the assets of the Plan involved in the Loan or that render investment advice (as defined in the preceding sentence) with respect to the assets of the Plan involved in the Loan. In the event Lender fails to communicate and keep current during the term of any Loan such information, Lender rather than Borrower shall be deemed to have made the representation and warranty in the first sentence of this Section 17.2.

     17.3 Borrower shall mark to market daily each Loan hereunder pursuant to
          Section 9.1 as is required if Lender is a Customer.

     17.4 Borrower and Lender agree that:

          (a) the term "Collateral" shall mean cash, securities issued or guaranteed by the United States government or its agencies or instrumentalities, or irrevocable bank letters of credit issued by a person other than Borrower or an affiliate thereof;

          (b) prior to the making of any Loans hereunder, Borrower shall provide Lender with (i) the most recent available audited statement of Borrower's financial condition and (ii) the most recent available unaudited statement of Borrower's financial condition (if more recent than the most recent audited statement), and each Loan made hereunder shall be deemed a representation by Borrower that there has been no material adverse change in Borrower's financial condition subsequent to the date of the latest financial statements or information furnished in accordance herewith;

          (c) the Loan may be terminated by Lender at any time, whereupon Borrower shall deliver the Loaned Securities to Lender within the lesser of (i) the customary delivery period for such Loaned Securities, (ii) five Business Days, and (iii) the time negotiated for such delivery between Borrower and Lender; provided, however, that Borrower and Lender may agree to a longer period only if permitted by Prohibited Transaction Exemption 81-6; and

          (d) the Collateral transferred shall be security only for obligations of Borrower to the Plan with respect to Loans, and shall not be security for any obligation of Borrower to any agent or affiliate of the Plan.

18.  Single Agreement.

     Borrower and Lender acknowledge that, and have entered into this Agreement in reliance on the fact that, all Loans hereunder constitute a single business and contractual relationship and have been entered into in consideration of each other. Accordingly, Borrower and Lender hereby agree that payments, deliveries and other transfers made by either of them in respect of any Loan shall be deemed to have been made in consideration of payments, deliveries and other transfers in respect of any other Loan hereunder, and the obligations to make any such payments, deliveries and other transfers may be applied against each other and netted. In addition, Borrower and Lender acknowledge that, and have entered into this Agreement in reliance on the fact that, all Loans hereunder have been entered into in consideration of each other. Accordingly, Borrower and Lender hereby agree that (a) each shall perform all of its obligations in respect of each Loan hereunder, and that a default in the performance of any such obligation by Borrower or by Lender (the "Defaulting Party") in any Loan hereunder shall constitute a default by the Defaulting Party under all such Loans hereunder, and (b) the non-defaulting party shall be entitled to set off claims and apply property held by it in respect of any Loan hereunder against obligations owing to it in respect of any other Loan with the Defaulting Party.

19.  APPLICABLE LAW.

     THIS AGREEMENT SHALL BE GOVERNED AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO THE CONFLICT OF LAW PRINCIPLES THEREOF.

20.  Waiver.

     The failure of a party to this Agreement to insist upon strict adherence to any term of this Agreement on any occasion shall not be considered a waiver or deprive that party of the right thereafter to insist upon strict adherence to that term or any other term of this Agreement. All waivers in respect of a Default must be in writing.

21.  Survival of Remedies.

     All remedies hereunder and all obligations with respect to any Loan shall survive the termination of the relevant Loan, return of Loaned Securities or Collateral and termination of this Agreement.

22.  Notices and Other Communications.

     Any and all notices, statements, demands or other communications hereunder may be given by a party to the other by telephone, mail, facsimile, e-mail, electronic message, telegraph, messenger or otherwise to the individuals and at the facsimile numbers and addresses specified with respect to it in Schedule A hereto, or sent to such party at any other place specified in a notice of change of number or address hereafter received by the other party. Any notice, statement, demand or other communication hereunder will be deemed effective on the day and at the time on which it is received or, if not received, on the day and at the time on which its delivery was in good faith attempted; provided, however, that any notice by a party to the other party by telephone shall be deemed effective only if (a) such notice is followed by written confirmation thereof and (b) at least one of the other means of providing notice that are specifically listed above has previously been attempted in good faith by the notifying party.

23.  SUBMISSION TO JURISDICTION; WAIVIER OF JURY TRIAL.

     23.1 EACH PARTY HERETO IRREVOCABLY AND UNCONDITIONALLY (A) SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF ANY UNITED STATES FEDERAL OR NEW YORK

          STATE COURT SITTING IN NEW YORK CITY, AND ANY APPELLATE COURT FROM ANY SUCH COURT, SOLELY FOR THE PURPOSE OF ANY SUIT, ACTION OR PROCEEDING BROUGHT TO ENFORCE ITS OBLIGATIONS HEREUNDER OR RELATING IN ANY WAY TO THIS AGREEMENT OR ANY LOAN HEREUNDER AND (B) WAIVES, TO THE FULLEST EXTENT IT MAY EFFECTIVELY DO SO, ANY DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT AND ANY RIGHT OF JURISDICTION ON ACCOUNT OF ITS PLACE OF RESIDENCE OR DOMICILE.

     23.2 EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES ANY RIGHT THAT IT MAY HAVE TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

24.  Miscellaneous.

     24.1 Except as otherwise agreed by the parties, this Agreement supersedes any other agreement between the parties hereto concerning loans of Securities between Borrower and Lender. This Agreement shall not be assigned by either party without the prior written consent of the other party and any attempted assignment without such consent shall be null and void. Subject to the foregoing, this Agreement shall be binding upon and shall inure to the benefit of Borrower and Lender and their respective heirs, representatives, successors and assigns. This Agreement may be terminated by either party upon notice to the other, subject only to fulfillment of any obligations then outstanding. This Agreement shall not be modified, except by an instrument in writing signed by the party against whom enforcement is sought. The parties hereto acknowledge and agree that, in connection with this Agreement and each Loan hereunder, time is of the essence. Each provision and agreement herein shall be treated as separate and independent from any other provision herein and shall be enforceable notwithstanding the unenforceability of any such other provision or agreement.

     24.2 Any agreement between Borrower and Lender pursuant to Section 10.5(b) or Section 25.37 shall be made (a) in writing, (b) orally, if confirmed promptly in writing or through any system that compares Loans and in which Borrower and Lender are participants, or (c) in such other manner as may be agreed by Borrower and Lender in writing.

25.  Definitions.

     For the purposes hereof-

     25.1 "Act of Insolvency" shall mean, with respect to any party, (a) the commencement by such party as debtor of any case or proceeding under any bankruptcy, insolvency, reorganization, liquidation, moratorium, dissolution, delinquency or similar law, or such party's seeking the appointment or election of a receiver, conservator, trustee, custodian or similar official for such party or any substantial part of its property, or the convening of any meeting of creditors for purposes of commencing any such case or proceeding or seeking such an appointment or election, (b) the commencement of any such case or proceeding against such party, or another seeking such an appointment or election, or the filing against a party of an application for a protective decree under the provisions of the Securities Investor Protection Act of 1970, which (i) is consented to or not timely contested by such party, (ii) results in the entry of an order for relief, such an appointment or election, the issuance of such a protective decree or the entry of an order having a similar effect, or
          (iii) is not dismissed within 15 days, (c) the making by such party of a general assignment for the benefit of creditors, or (d) the admission in writing by such party of such party's inability to pay such party's debts as they become due.

     25.2 "Bankruptcy Code" shall have the meaning assigned in Section 26.1

     25.3 "Borrower" shall have the meaning assigned in Section 1.

     25.4 "Borrower Payment" shall have the meaning assigned in Section 8.5(a).

     25.5 "Broker-Dealer", shall mean any person that is a broker (including a municipal securities broker), dealer, municipal securities dealer, government securities broker or government securities dealer as defined in the Exchange Act, regardless of whether the activities of such person are conducted in the United States or otherwise require such person to register with the U.S. Securities and Exchange Commission or other regulatory body.

     25.6 "Business Day" shall mean, with respect to any Loan hereunder, a day on which regular trading occurs in the principal market for the Loaned Securities subject to such Loan, provided, however, that for purposes of determining the Market Value of any Securities hereunder, such term shall mean a day on which regular trading occurs in the principal market for the Securities whose value is being determined. Notwithstanding the foregoing, (a) for purposes of Section 9, "Business Day" shall mean any day on which regular trading occurs in the principal market for any Loaned Securities or for any Collateral consisting of Securities under any outstanding Loan hereunder and "next Business Day" shall mean the next day on which a transfer of Collateral may be effected in accordance with Section 15, and (b) in no event shall a Saturday or Sunday be considered a Business Day.

     25.7 "Cash Collateral Fee" shall have the meaning assigned in Section 5. 1.

     25.8 "Clearing Organization" shall mean (a) The Depository Trust Company, or, if agreed to by Borrower and Lender, such other "securities intermediary" (within the meaning of the UCC) at which Borrower (or Borrower's agent) and Lender (or Lender's agent) maintain accounts, or
          (b) a Federal Reserve Bank, to the extent that it maintains a book-entry system.

     25.9 "Close of Business" shall mean the time established by the parties in Schedule B or otherwise orally or in writing or, in the absence of any such agreement, as shall be determined in accordance with market practice.

     25.10"Close of Trading" shall mean, with respect to any Security, the end of the primary trading session established by the principal market for such Security on a Business Day, unless otherwise agreed by the parties.

     25.11"Collateral" shall mean, whether now owned or hereafter acquired and to the extent permitted by applicable law, (a) any property which Borrower and Lender agree prior to the Loan shall be acceptable collateral and which is transferred to Lender pursuant to Sections 4 or 9 (including as collateral, for definitional purposes, any letters of credit mutually acceptable to Lender and Borrower), (b) any property substituted therefor pursuant to Section 4.5, (c) all accounts in which such property is deposited and all securities and the like in which any cash collateral is invested or reinvested, and
          (d) any proceeds of any of the foregoing; provided, however, that if Lender is a Customer, "Collateral" shall (subject to Section 17.4(a), if applicable) be limited to cash, U.S. Treasury bills and notes, an irrevocable letter of credit issued by a "bank" (as defined in Section 3(a)(6)(A)-(C) of the Exchange Act), and any other property permitted to serve as collateral securing a loan of securities under Rule 15c3-3 under the Exchange Act or any comparable regulation of the Secretary of the Treasury under Section 15C of the Exchange Act (to the extent that Borrower is subject to such Rule or comparable regulation) pursuant to exemptive, interpretive or no-action relief or otherwise. If any new or different Security shall be exchanged for any Collateral by recapitalization, merger, consolidation or other corporate action, such new or different Security shall, effective upon such exchange, be deemed to become Collateral in substitution for the former Collateral for which such exchange is made. For purposes of return of Collateral by Lender or purchase or sale of Securities pursuant to Section 13, such term shall include Securities of the same issuer, class and quantity as the Collateral initially transferred by Borrower to Lender, as adjusted pursuant to the preceding sentence.

     25.12"Collateral  Distributions" shall have the meaning assigned in Section
          8.5(a).

     25.13 "Confirmation" shall have the meaning assigned in Section 2. 1.

     25.14"Contractual  Currency"  shall have the  meaning  assigned  in Section
          16.1.

     25.15"Customer" shall mean any person that is a customer of Borrower under Rule 15c3-3 under the Exchange Act or any comparable regulation of the Secretary of the Treasury under Section 15C of the Exchange Act (to the extent that Borrower is subject to such Rule or comparable regulation).

     25.16"Cutoff Time" shall mean a time on a Business Day by which a transfer of cash, securities or other property must be made by Borrower or Lender to the other, as shall be agreed by Borrower and Lender in Schedule B or otherwise orally or in writing or, in the absence of any such agreement, as shall be determined in accordance with market practice.

     25.17 "Default" shall have the meaning assigned in Section 12.

     25.18 "Defaulting Party" shall have the meaning assigned in Section 18.

     25.19"Distribution" shall mean, with respect to any Security at any time, any distribution made on or in respect of such Security, including, but not limited to: (a) cash and all other property, (b) stock dividends, (c) Securities received as a result of split ups of such Security and distributions in respect thereof, (d) interest payments,
          (e) all rights to purchase additional Securities, and (f) any cash or other consideration paid or provided by the issuer of such Security in exchange for any vote, consent or the taking of any similar action in respect of such Security (regardless of whether the record date for such vote, consent or other action falls during the term of the Loan). In the event that the holder of a Security is entitled to elect the type of distribution to be received from two or more alternatives, such election shall be made by Lender, in the case of a Distribution in respect of the Loaned Securities, and by Borrower, in the case of a Distribution in respect of Collateral.

     25.20"Equity Security" shall mean any security (as defined in the Exchange
          Act) other than a "nonequity security," as defined in Regulation T.

     25.21"Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

     25.22"Extension Deadline" shall mean, with respect to a letter of credit, the Cutoff Time on the Business Day preceding the day on which the letter of credit expires.

     25.23 "FDIA" shall have the meaning assigned in Section 26.4.

     25.24 "FDICIA" shall have the meaning assigned in Section 26.5.

     25.25"Federal Funds Rate" shall mean the rate of interest (expressed as an annual rate), as published in Federal Reserve Statistical Release H. 15(519) or any publication substituted therefor, charged for federal funds (dollars in immediately available funds borrowed by banks on an overnight unsecured basis) on that day or, if that day is not a banking day in New York City, on the next preceding banking day.

     25.26"Foreign Securities" shall mean, unless otherwise agreed, Securities that are principally cleared and settled outside the United States.

     25.27"Government Securities" shall mean government securities as defined in
          Section 3(a)(42)(A)-(C) of the Exchange Act.

     25.28 "Lender" shall have the meaning assigned in Section 1.

     25.29 "Lender Payment" shall have the meaning assigned in Section 8.5(a).

     25.30"LIBOR" shall mean for any date, the offered rate for deposits in U.S.
          dollars for a period of three months which appears on the Reuters Screen LIBO page as of 11:00 a.m., London time, on such date (or, if at least two such rates appear, the arithmetic mean of such rates).

     25.31 "Loan" shall have the meaning assigned in Section 1.

     25.32 "Loan Fee" shall have the meaning assigned in Section 5.1.

     25.33"Loaned Security" shall mean any Security transferred in a Loan hereunder until such Security (or an identical Security) is transferred back to Lender hereunder, except that, if any new or different Security shall be exchanged for any Loaned Security by recapitalization, merger, consolidation or other corporate action, such new or different Security shall, effective upon such exchange, be deemed to become a Loaned Security in substitution for the former Loaned Security for which such exchange is made. For purposes of return of Loaned Securities by Borrower or purchase or sale of Securities pursuant to Section 13, such term shall include Securities of the same issuer, class and quantity as the Loaned Securities, as adjusted pursuant to the preceding sentence.

     25.34 "Margin Deficit" shall have the meaning assigned in Section 9.2.

     25.35 "Margin Excess" shall have the meaning assigned in Section 9.3.

     25.36"Margin Notice Deadline" shall mean the time agreed to by the parties in the relevant Confirmation, Schedule B hereto or otherwise as the deadline for giving notice requiring same-day satisfaction of mark-to-market obligations as provided in Section 9 hereof (or, in the absence of any such agreement, the deadline for such purposes established in accordance with market practice).

     25.37"Margin Percentage" shall mean, with respect to any Loan as of any date, a percentage agreed by Borrower and Lender, which shall be not less than 100%, unless (a) Borrower and Lender agree otherwise, as provided in Section 24.2, and (b) Lender is not a Customer. Notwithstanding the previous sentence, in the event that the writing or other confirmation evidencing the agreement described in clause (a) does not set out such percentage with respect to any such Loan, the Margin Percentage shall not be a percentage less than the percentage obtained by dividing (i) the Market Value of the Collateral required to be transferred by Borrower to Lender with respect to such Loan at the commencement of the Loan by (ii) the Market Value of the Loaned Securities required to be transferred by Lender to Borrower at the commencement of the Loan.

     25.38"Market Value" shall have the meaning set forth in Annex II or otherwise agreed to by Borrower and Lender in writing. Notwithstanding the previous sentence, in the event that the meaning of Market Value has not been set forth in Annex II or in any other writing, as described in the previous sentence, Market Value shall be determined in accordance with market practice for the Securities, based on the price for such Securities as of the most recent Close of Trading obtained from a generally recognized source agreed to by the parties or the closing bid quotation at the most recent Close of Trading obtained from such source, plus accrued interest to the extent not included therein (other than any interest credited or transferred to, or applied to the obligations of, the other party pursuant to Section 8, unless market practice with respect to the valuation of such Securities in connection with securities loans is to the contrary). If the relevant quotation did not exist at such Close of Trading, then the Market Value shall be the relevant quotation on the next preceding Close of Trading at which there was such a quotation. The determinations of Market Value provided for in Annex II or in any other writing described in the first sentences of this Section 25.38 or, if applicable, in the preceding sentence shall apply for all purposes under this Agreement, except for purposes of Section 13.

     25.39 "Payee" shall have the meaning assigned in Section 8.5(a).

     25.40 "Payor" shall have the meaning assigned in Section 8.5(a).

     25.41"Plan" shall mean: (a) any "employee benefit plan" as defined in
          Section 3(3) of the Employee Retirement Income Security Act of 1974 which is subject to Part 4 of Subtitle B of Title I of such Act; (b) any "plan" as defined in Section 4975(e)(1) of the Internal Revenue Code of 1986; or (c) any entity the assets of which are deemed to be assets of any such "employee benefit plan" or "plan" by reason of the Department of Labor's plan asset regulation, 29 C.F.R. Section 2510.3-101.

     25.42"Regulation T" shall mean Regulation T of the Board of Governors of the Federal Reserve System, as in effect from time to time.

     25.43"Retransfer", shall mean, with respect to any Collateral, to pledge, repledge, hypothecate, rehypothecate, lend, relend, sell or otherwise transfer such Collateral, or to re-register any such Collateral evidenced by physical certificates in any name other than Borrower's.

     25.44"Securities" shall mean securities or, if agreed by the parties in writing, other assets.

     25.45"Securities  Distributions" shall have the meaning assigned in Section
          8.5(a).

     25.46 "Tax" shall have the meaning assigned in Section 8.5(a).

     25.47 "UCC" shall mean the New York Uniform Commercial Code.

26.  Intent.

     26.1 The parties recognize that each Loan hereunder is a "securities contract," as such term is defined in Section 741 of Title 11 of the United States Code (the "Bankruptcy Code"), as amended (except insofar as the type of assets subject to the Loan would render such definition inapplicable).

     26.2 It is understood that each and every transfer of funds, securities and other property under this Agreement and each Loan hereunder is a "settlement payment" or a "margin payment," as such terms are used in Sections 362(b)(6) and 546(e) of the Bankruptcy Code.

     26.3 It is understood that the rights given to Borrower and Lender hereunder upon a Default by the other constitute the right to cause the liquidation of a securities contract and the right to set off mutual debts and claims in connection with a securities contract, as such terms are used in Sections 555 and 362(b)(6) of the Bankruptcy Code.

     26.4 The parties agree and acknowledge that if a party hereto is an "insured depository institution," as such term is defined in the Federal Deposit Insurance Act, as amended ("FDIA"), then each Loan hereunder is a "securities contract" and "qualified financial contract," as such terms are defined in the FDIA and any rules, orders or policy statements thereunder (except insofar as the type of assets subject to the Loan would render such definitions inapplicable).

     26.5 It is understood that this Agreement constitutes a "netting contract" as defined in and subject to Title IV of the Federal Deposit Insurance Corporation Improvement Act of 1991 ("FDICIA") and each payment obligation under any Loan hereunder shall constitute a "covered contractual payment entitlement" or "covered contractual payment obligation," respectively, as defined in and subject to FDICIA (except insofar as one or both of the parties is not a "financial institution" as that term is defined in FDICIA).

     26.6 Except to the extent required by applicable law or regulation or as otherwise agreed, Borrower and Lender agree that Loans hereunder shall in no event be "exchange contracts" for purposes of the rules of any securities exchange and that Loans hereunder shall not be governed by the buy-in or similar rules of any such exchange, registered national securities association or other self-regulatory organization.

27.  DISCLOSURE RELATING TO CERTAIN FEDERAL PROTECTIONS.

     27.1 WITHOUT WAIVING ANY RIGHTS GIVEN TO LENDER HEREUNDER, IT IS UNDERSTOOD AND AGREED THAT THE PROVISIONS OF THE SECURITIES INVESTOR PROTECTION ACT OF 1970 MAY NOT PROTECT LENDER WITH RESPECT TO LOANED SECURITIES HEREUNDER AND THAT, THEREFORE, THE COLLATERAL DELIVERED TO LENDER MAY CONSTITUTE THE ONLY SOURCE OF SATISFACTION OF BORROWERS OBLIGATIONS IN THE EVENT BORROWER FAILS TO RETURN THE LOANED SECURITIES.

     27.2 LENDER ACKNOWLEDGES THAT, IN CONNECTION WITH LOANS OF GOVERNMENT SECURITIES AND AS OTHERWISE PERMITTED BY APPLICABLE LAW, SOME SECURITIES PROVIDED BY BORROWER AS COLLATERAL UNDER THIS AGREEMENT MAY NOT BE GUARANTEED BY THE UNITED STATES.



JP MORGAN CHASE BANK


By:     /s/ Joseph Blanvlelt
Title:  Managing Director
Date:   March 18, 2002


THERMO ELECTRON CORPORATION


By:     /s/ Kenneth J. Apicerno
Title:  Treasurer
Date:   March 18, 2002

Annex II

Market Value

Unless otherwise agreed by Borrower and Lender:

1. If the principal market for the Securities to be valued is a national securities exchange in the United States, their Market Value shall be determined by their last sale price on such exchange at the most recent Close of Trading or, if there was no sale on the Business Day of the most recent Close of Trading, by the last sale price at the Close of Trading on the next preceding Business Day on which there was a sale on such exchange, all as quoted on the Consolidated Tape or, if not quoted on the Consolidated Tape, then as quoted by such exchange.

2. If the principal market for the Securities to be valued is the over-the-counter market, and the Securities are quoted on The Nasdaq Stock Market ("Nasdaq"), their Market Value shall be the last sale price on Nasdaq at the most recent Close of Trading or, if the Securities are issues for which last sale prices are not quoted on Nasdaq, the last bid price at such Close of Trading. If the relevant quotation did not exist at such Close of Trading, then the Market Value shall be the relevant quotation on the next preceding Close of Trading at which there was such a quotation.

3. Except as provided in Section 4 of this Annex, if the principal market for the Securities to be valued is the over-the-counter market, and the Securities are not quoted on Nasdaq, their Market Value shall be determined in accordance with market practice for such Securities, based on the price for such Securities as of the most recent Close of Trading obtained from a generally recognized source agreed to by the parties or the closing bid quotation at the most recent Close of Trading obtained from such a source. If the relevant quotation did not exist at such Close of Trading, then the Market Value shall be the relevant quotation on the next preceding Close of Trading at which there was such a quotation.

4. If the Securities to be valued are Foreign Securities, their Market Value shall be determined as of the most recent Close of Trading in accordance with market practice in the principal market for such Securities.

5.   The Market Value of a letter of credit shall be the undrawn amount thereof.

6. All determinations of Market Value under Sections 1 through 4 of this Annex shall include, where applicable, accrued interest to the extent not already included therein (other than any interest credited or transferred to, or applied to the obligations of, the other party pursuant to Section 8 of the Agreement), unless market practice with respect to the valuation of such Securities in connection with securities loans is to the contrary.

7. The determinations of Market Value provided for in this Annex shall apply for all purposes under the Agreement, except for purposes of Section 13 of the Agreement.

JP MORGAN CHASE BANK


By:     /s/ Joseph Blanvlelt
Title:  Managing Director
Date:   March 18, 2002


THERMO ELECTRON CORPORATION


By:     /s/ Kenneth J. Apicerno
Title:  Treasurer
Date:   March 18, 2002

Annex III

Term Loans

This Annex sets forth additional terms and conditions governing Loans designated as "Term Loans" in which Lender lends to Borrower a specific amount of Loaned Securities ("Term Loan Amount") against a pledge of cash Collateral by Borrower for an agreed upon Cash Collateral Fee until a scheduled termination date ("Termination Date"). Unless otherwise defined, capitalized terms used but not defined in this Annex shall have the meanings assigned in the Securities Loan Agreement of which it forms a part (such agreement, together with this Annex and any other annexes, schedules or exhibits, referred to as the "Agreement").

I . The terms of this Annex shall apply to Loans of Equity Securities only if they are designated as Term Loans in a Confirmation therefor provided pursuant to the Agreement and executed by each party, in a schedule to the Agreement or in this Annex. All Loans of Securities other than Equity Securities shall be "Term Loans" subject to this Annex, unless otherwise agreed in a Confirmation or other writing.

2. The Confirmation for a Term Loan shall set forth, in addition to any terms required to be set forth therein under the Agreement, the Term Loan Amount, the Cash Collateral Fee and the Termination Date. Lender and Borrower agree that, except as specifically provided in this Annex, each Term Loan shall be subject to all terms and conditions of the Agreement, including, without limitation, any provisions regarding the parties' respective rights to terminate a Loan.

3. In the event that either party exercises its right under the Agreement to terminate a Term Loan on a date (the "Early Termination Date") prior to the Termination Date, Lender and Borrower shall, unless otherwise agreed, use their best efforts to negotiate in good faith a new Term Loan (the "Replacement Loan") of comparable or other Securities, which shall be mutually agreed upon by the parties, with a Market Value equal to the Market Value of the Term Loan Amount under the terminated Term Loan (the "Terminated Loan") as of the Early Termination Date. Such agreement shall, in accordance with Section 2 of this Annex, be confirmed in a new Confirmation at the commencement of the Replacement Loan and be executed by each party. Each Replacement Loan shall be subject to the same terms as the corresponding Terminated Loan, other than with respect to the commencement date and the identity of the Loaned Securities. The Replacement Loan shall commence on the date on which the parties agree which Securities shall be the subject of the Replacement Loan and shall be scheduled to terminate on the scheduled Termination Date of the Terminated Loan.

4. Borrower and Lender agree that, except as provided in Section 5 of this Annex, if the parties enter into a Replacement Loan, the Collateral for the related Terminated Loan need not be returned to Borrower and shall instead serve as Collateral for such Replacement Loan.

5. If the parties are unable to negotiate and enter into a Replacement Loan for some or all of the Term Loan Amount on or before the Early Termination Date, (a) the party requesting termination of the Terminated Loan shall pay to the other party a Breakage Fee computed in accordance with Section 6 of this Annex with respect to that portion of the Term Loan Amount for which a Replacement Loan is not entered into and (b) upon the transfer by Borrower to Lender of the Loaned Securities subject to the Terminated Loan, Lender shall transfer to Borrower Collateral for the Terminated Loan in accordance with and to the extent required under the Agreement, provided that no Default has occurred with respect to Borrower.

6. For purposes of this Annex, the term "Breakage Fee" shall mean a fee agreed by Borrower and Lender in the Confirmation or otherwise orally or in writing. In the absence of any such agreement, the term "Breakage Fee" shall mean, with respect to Loans of Government Securities, a fee equal to the sum of (a) the cost to the non-terminating party (including all fees, expenses and commissions) of entering into replacement transactions and entering into or terminating hedge transactions in connection with or as a result of the termination of the Terminated Loan, and (b) any other loss, damage, cost or expense directly arising or resulting from the termination of the Terminated Loan that is incurred by the non-terminating party (other than consequential losses or costs for lost profits or lost opportunities), as determined by the non-terminating party in a commercially reasonable manner, and (c) any other amounts due and payable by the terminating party to the non-terminating party under the Agreement on the Early Termination Date.


JP MORGAN CHASE BANK


By:     /s/ Joseph Blanvlelt
Title:  Managing Director
Date:   March 18, 2002


THERMO ELECTRON CORPORATION


By:     /s/ Kenneth J. Apicerno
Title:  Treasurer
Date:   March 18, 2002

Schedule A

Names and Addresses for Communications


JPMorgan Chase Bank Contacts:

Names and Address for Communications

     JP Morgan Chase Bank
     270 Park Avenue
     New York, New York  10017

     Fixed Income
     Attn:        Joseph P. Blauvelt
     Tel:(212) 834-4767
     Fax:(212) 834-6530 / 6531

     Equities
     Attn:        Michael Cardaci
     Tel:(212) 622-2719
     Fax:(212) 622-0076

     High Yield Corporates
     Attn:      Daniel Cullinan
     Tel:       (212) 270-8780
     Fax:       (212) 270-5320

Confirmations:

     JP Morgan Chase Bank
     P&S Department
     Harborside Financial Center
     34 Exchange Place, 4th floor
     Jersey City, New Jersey  07311

Client Contacts:
        Primary: Jeff Botte
        Phone: (781) 622-1271
        Fax: (781) 622-1236
        Email: jbotte@thermo.com

        Secondary: Kenneth J. Apicerno
        Phone: (781) 622-1294
        Fax: (781) 622-1181
        Email: kapicerno@thermo.com

Confirmations:

        Thermo Electron Corporation
        81 Wyman Street
        Waltham, MA 02454
        Attn: Jeff Botte

Schedule B

Defined Terms and Supplemental Provisions


     Fees for Loan.

     The following sentence shall be added at the end of Section 5.1: "If Borrower transfers Collateral to Lender the Business Day prior to the transfer of the Loaned Securities to Borrower, Lender agrees to pay Borrower a Cash Collateral Fee from and including the day of the transfer of Collateral to but excluding the day of the transfer of the Loaned Securities at a rate determined by Lender and Borrower at time of such Loan."

     Amendment to Section 6.

     Section 6 is hereby amended by deleting the period at end of sentence of
     Section 6.2 and replacing it with "; and provided further, that Lender is entitled to return of the Loaned Securities from Borrower only against delivery of the Collateral to Borrower."

     Additional Events of Default.

     In addition to the events enumerated in Section 12 of the Agreement:

     (a) The occurrence of any one or more of the following events shall constitute a Default under the Agreement and entitle the non-defaulting party to exercise the termination rights under Section 12 of the Agreement:

          (i) if either party shall have been suspended or expelled from membership or participation in any national securities exchange, registered national securities association or registered clearing agency of which it is a member or any other self-regulatory organization to whose rules it is subject or if it is suspended from dealing in securities by any federal or state government agency thereof; or

          (ii) if either party shall have its license, charter, or other authorization necessary to conduct a material portion of its business withdrawn, suspended or revoked by any applicable federal or sate government or agency thereof.

     (b) The occurrence of any one or more of the following events with respect to an individual Loan (if so agreed in a Confirmation for such Loan that is executed by each party) or with respect to a class of Loans (if so agreed by the parties in writing in this Schedule B or otherwise) shall constitute a Default under the Agreement and entitle the non-defaulting party to exercise the termination rights under
          Section 12 of the Agreement:

          (i) if Loaned Securities shall not, in accordance with Section 3.1 of the Agreement, be transferred to Borrower against the transfer of Collateral on or before the Cutoff Time on the date agreed to by Borrower and Lender for the commencement of such Loan or Loans; or

          (ii) if Collateral shall not, in accordance with Section 4.1 of the Agreement, be transferred to Lender against the transfer of Loaned Securities on or before the Cutoff Time on the date agreed to by Borrower and Lender for the commencement of such Loan or Loans.

     Unless otherwise agreed, all Loans of Loaned Securities consisting of Securities other than Equity Securities shall be subject to this paragraph
     (b).

     Additional Remedies.

     In addition to any other remedies to which a non-defaulting party may be entitled under the Agreement, the defaulting party shall, with respect to an individual Loan (if so agreed in a Confirmation for such Loan that is executed by each party) or with respect to a class of Loans (if so agreed by the parties in writing in this Schedule B or otherwise), be liable to the non-defaulting party for (a) the amount of all reasonable legal or other expenses incurred by the non-defaulting party in connection with or as a result of a Default, (b) damages in an amount equal to the cost (including all fees, expenses and commissions) of entering into replacement transactions and entering into or terminating hedge transactions in connection with or as a result of a Default, and (c) any other loss, damages, cost or expense directly arising or resulting from the occurrence of a Default in respect of a Loan.

     Unless otherwise agreed, all Loans of Loaned Securities consisting of Securities other than Equity Securities shall be subject to this Section.

     Section 17 Shall Not Apply.

     Lender agrees that Section 17 is not applicable to the Loaned Securities under this Agreement.

     Standard Settlement Date for Foreign Securities.

     Notwithstanding Section 6.1(a)(ii) of the Agreement, Borrower and Lender agree that the standard settlement date that would apply to a purchase or sale of Foreign Securities for purposes of the termination provisions of
     Section 6 of the Agreement shall be the standard settlement date that would apply to a purchase or sale of such Foreign Securities entered into at the time of a termination notice in the principal market for such Foreign Securities.

     Margin Percentage.

     Notwithstanding the definition of "Margin Percentage" contained in Section 25.37, the Margin Percentage shall be 95% or as otherwise agreed to between Lender and Borrower at the commencement of a Loan.

     Trading Practices.

     Each party shall observe, and the Agreement and each Loan thereunder is subject to, including with regard to (a) the allocation of economic benefits in respect of Loaned Securities and Collateral and (b) buy-in procedures in the case of failures to receive Loaned Securities or Collateral, any uniform practices applicable to securities loans among members of The Bond Market Association and the Securities Industry Association (the "Associations"), as currently in effect, or successor provisions thereto (the "Uniform Practices"), regardless of whether each party is a member of one of the Associations, to the extent that such market practice (including the Uniform Practices) does not conflict with the terms of the Agreement. Notwithstanding the preceding sentence, a party shall not waive its right to exercise its option to terminate all Loans under Section 12 of the Agreement by observing the buy-in procedures described in clause (b) of the preceding sentence.

     No Reliance.

     In addition to the representations and warranties set forth in Section 10 of the Agreement, each party hereby makes the following representations and warranties in connection with the Agreement and each Loan thereunder, which shall continue during the term of any such Loan:

     (a) unless there is a written agreement with the other party to the contrary, it is not relying on any advice (whether written or oral) of the other party, other than the representations expressly set out in the Agreement;

     (b) it has made and will make its own decisions regarding the entering into of any Loan based upon its own judgment and upon advice from such professional advisers as it has deemed it necessary to consult; and

     (c) it understands the terms, conditions and risks of each Loan and is willing to assume(financial and otherwise) those risks.

     Cutoff Times.

     For the purpose of the transfer of cash or securities hereunder, Borrower agrees that Lender shall be deemed a "dealer" for purposes of determining the relevant cutoff deadlines with any Clearing Organization, provided however, Lender is not required to accept a return for Loaned Securities from Borrower if the securities are not received within the time permitted for dealers to make such transfers. If Borrower refuses to accept a transfer for loaned Securities from Lender within the time permitted for dealers to make such transfer, Borrower shall not be entitled to receive a Cash Collateral held by Lender until Borrower accepts such transfer.

     Cross Default.

     Each party to any Loan under the Agreement (such party, "Party X") agrees that, upon an Act of Insolvency in respect of Party X or the default of Party X under any transaction (including, without limitation, any interest rate, currency or other swap transaction or any master agreement intended to document the same, whether or not there are any existing transactions thereunder) with the other party (such other party, and any of any affiliates of JPMorgan Chase Bank, the "Non-Defaulting Party"), the Non-Defaulting Party may, (a) reduce any amounts due and owing to Party X under any transaction between Party X and the Non-Defaulting Party by setting off against such amounts any amounts due and owing to the Non-Defaulting Party by Party X, and (b) treat any amounts or deliveries due and owing to Party X under any transactions between Party X and the Non-Defaulting Party, as security given by Party X to the Non-Defaulting Party for its obligations under all transactions between Party X and the Non-Defaulting Party. In furtherance of the preceding sentence, each party hereby grants to the other party a continuing first and senior security interest or entitlement, and fixed charge or lien on all such cash and securities.




JP MORGAN CHASE BANK


By:     /s/ Joseph Blanvlelt
Title:  Managing Director
Date:   March 18, 2002


THERMO ELECTRON CORPORATION


By:     /s/ Kenneth J. Apicerno
Title:  Treasurer
Date:   March 18, 2002